                                                                    EXHIBIT 10.6


                           CREDIT TECHNOLOGIES, INC.


               1990 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

                            _______________________

               1990 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN
               -------------------------------------------------


                               TABLE OF CONTENTS
                               -----------------


1.  Purpose of the Plan.....................................................   1
2.  Administration..........................................................   1
3.  Option Shares...........................................................   1
4.  Authority to Grant Option...............................................   1
5.  Limitation on Amount of Options Which may be Granted....................   1
6.  Eligibility.............................................................   2
7.  Option Price............................................................   2
8.  Duration of Options.....................................................   2
9.  Amount Exercisable; Right of First Refusal..............................   2
10.  Exercise of Options....................................................   3
11.  Transferability of Options.............................................   3
12.  Termination of Employment or Services or
     Death of Optionee......................................................   3
      a.  Temporary Leave...................................................
      b.  Death or Disability...............................................
      c.  Retirement........................................................
13.  Employment Relationship; Consultant Relationship.......................   4
14.  Requirements of Law....................................................   4
15.  No Rights as Stockholder...............................................   4
16.  Employment Obligation..................................................   4
17.  Changes in the Company's Capital Structure.............................   5
      a.  Rights of the Company..............................................
      b.  Recapitalization, Etc..............................................
      c.  Merger-no Change of Control........................................
      d.  Sale of the Company................................................
      e.  No Adjustment or Changes...........................................
18.  Amendment or Termination of Plan.......................................   6
19.  Written Agreement......................................................   6
20.  Effective Date and Duration of Plan....................................   6
21.  Lockup Agreement.......................................................   6

                           CREDIT TECHNOLOGIES, INC.
                           -------------------------

               1990 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN
               -------------------------------------------------

1.  Purpose of the Plan.  This l990 Incentive and Nonqualified Stock Option Plan
    -------------------
(the "Plan") of Credit Technologies, Inc., a Delaware corporation (the "Company"), is designed to provide additional incentive to present and future executives, key employees and consultants of the Company (which shall include its subsidiaries as defined in Section 425 of the Internal Revenue Code of 1986, (the "Code"). The Company intends that this purpose will be effected by the granting of incentive stock options ("Incentive Stock Options") as defined in
Section 422(b) of the Code and nonqualified stock options ("Nonqualified Options") under the Plan which afford such executives, key employees and consultants an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock. By encouraging stock ownership by such executives, salaried employees and consultants, the Company seeks to attract and retain on a continuing basis the services of persons of exceptional competence and seeks to furnish an added incentive for them to increase their efforts on behalf of the Company.

2.  Administration.  The Plan shall be administered by the Board of Directors.
    --------------
All questions of interpretation and application of the Plan, of Incentive Stock Options and Nonqualified Options granted hereunder (collectively, the "Options", and individually, an "Option"), and of the value of shares of Common Stock subject to an Option, shall be subject to the determination of the Board of Directors, which determination shall be final and binding.

3.  Option Shares.  The stock subject to the Options and other provisions of the
    -------------
Plan shall be shares of the Company's Common Stock, $ 0.01 par value (the "Common Stock"). The total amount of the Common Stock with respect to which Options may be granted shall not exceed in the aggregate 1,200,000 shares; provided, however, that the class and aggregate number of shares which may be subject to Options granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 16 hereof. Such shares may be treasury shares or authorized but unissued shares.

    In the event that any outstanding Option for any reason shall expire or terminate prior to exercise, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

4.  Authority to Grant Options.  The Board of Directors may grant Options from
    --------------------------
time to time to such eligible employees and consultants of the Company as it shall determine. Subject to any applicable limitations set forth in the Plan or established from time to time by the Board of Directors, the number of shares of Common Stock to be covered by any Option shall be as determined by the Board of Directors.

5.  Limitation on Amount of Options Which may be Granted.  The aggregate fair
    ----------------------------------------------------
market value (determined as of the date of grant of the Option) of the shares of Common Stock as to which any Incentive Stock Option granted under the Plan shall first become exercisable (i.e., shall "vest") in any calendar year shall not exceed $100,000. To the extent that the shares of Common Stock as to which any Option granted under the Plan shall vest in any calendar year shall have a fair market value (determined as of the date of grant of the Option) in excess of $100,000, such Option shall be deemed to be a Nonqualified Option with respect to such excess.

6.  Eligibility.  Incentive Options may be granted only to officers and
    -----------
other employees of the Company or its Subsidiaries, including members of the Board who are also employees of the Company or a Subsidiary. Non-Statutory Options may be granted to officers or other employees of the Company or its Subsidiaries, to members of the Board or the board of directors of any Subsidiary whether or not employees of the Company or such Subsidiary, and to certain other individuals providing services to the Company or its Subsidiaries.

    No Incentive Stock Option shall be granted to an individual who, at the time said Option is granted, owns (including ownership attributed pursuant to Section 425 of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary or parent (a "greater-than-ten-percent-stockholder"); notwithstanding the above, a greater-than-ten-percent-stockholder may be granted an Incentive Stock Option provided that the purchase price per share shall not be less than one hundred and ten percent (110%) of the fair market value of the stock at the time such Option is granted, and further provided that no such Option shall be exercisable to any extent after the expiration of five (5) years from the date it is granted.

    Except as otherwise provided, for all purposes of the Plan the term "subsidiary corporation" shall mean any corporation of which 50% or more of its outstanding voting stock is at the time owned by the Company or by one or more subsidiaries or by the Company and one or more subsidiaries.

7.  Option Price.  The price at which shares may be purchased pursuant to
    ------------
Options shall be specified by the Board of Directors at the time the Option is granted; provided, however, that the option price of any Incentive Stock Option shall not be less than one hundred percent (100%) (one hundred and ten percent (110%) in the case of a greater-than-ten percent-stockholder) of the fair market value of the shares of Common Stock on the date such Option is granted, such fair market value to be determined in accordance with procedures to be established by the Board of Directors.

8.  Duration of Options.  The Board of Directors in its discretion may provide
    -------------------
that an Option shall be exercisable during any specified period of time from the date such Option is granted; provided, however, that no Incentive Stock Option shall be exercisable after the expiration of ten (10) years (five years in the case of a greater-than ten percent stockholder) from the date such Option is granted.

9.  Amount Exercisable; Right of First Refusal.  Each Option may be exercised,
    ------------------------------------------
so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Board of Directors in its discretion may specify upon granting the Option.

    The Board of Directors may also, or alternatively, specify upon granting an Option that prior to the effective date of a registration statement under the Securities Act of 1933 covering any shares of Common Stock, all or a portion of the shares purchasable upon exercise of such Option shall be subject to a right of first refusal in favor of the Company in the event that the optionee wishes to sell, assign, transfer, exchange, encumber or otherwise dispose of any of such shares issued pursuant to exercise of such Option or any interest in such shares. If such restriction is imposed, the Option shall contain appropriate provisions, and the shares issued upon exercise shall bear an appropriate legend, disclosing the Company's right of first refusal.

10.  Exercise of Options.  Subject to the provisions of Paragraph 14 hereof,
     -------------------
Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with (a) cash, certified check, bank draft or postal or express money order payable to the order of the Company for an amount equal to the option price of such shares, or (b) with the consent of the Company, shares of Common Stock of the Company having a fair market value equal to the option price of such shares, or (c) with the consent of the Company, a combination of
(a) and (b), and specifying the address to which the certificates for such shares are to be mailed. For the purpose of the preceding sentence, the fair market value of the shares of Common Stock so delivered to the Company shall be determined in accordance with procedures adopted by the Board of Directors. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified pursuant to this Paragraph 10.

11.  Transferability of Options.  Options shall not be transferable by the
     --------------------------
Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.

12.  Termination of Employment or Services or Death of Optionee.  Except as may
     ----------------------------------------------------------
be otherwise expressly provided herein, Options may not be exercised after the earlier of:

   (i)   the date of expiration thereof; or

   (ii) the date of termination of the optionee's employment with or services to the Company if the termination is by the Company for cause (as determined by the Company), or if voluntarily by the optionee; or

   (iii) Thirty (30) days after termination of the optionee's employment with or services to the Company be it without cause.

          (a)  Temporary Leave.  Whether authorized temporary leave of absence,
               ---------------
or absence on military or government service, shall constitute termination of the employment or consultant relationship between the Company and the optionee shall be determined by the Board of Directors at the time thereof.

          (b)  Death or Disability.  In the event the Optionee's employment
               -------------------
with or service to the Company is terminated while the optionee is an employee or consultant in good standing for reasons of permanent disability under the then established rules of the Company or in the event of the death and before the date of expiration of such Option, such Option may be exercised until the earlier of such date of expiration or one (1) year following the date of such termination for reason of permanent disability or death. Should such termination for reason of permanent disability or death occur after the first anniversary of the date at which the optionee was first employed or otherwise began to serve the Company, the Option may be exercised for up to the greater of (i) 50% of all Option shares (and such shares shall be deemed vested) or (ii) the number of shares that had vested as of the date of such death or such retirement. After the death of the Optionee, his executors, administrators or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right to exercise the Option.

          (c)  Retirement.  If, before the date of expiration of the Option, the
               ----------
optionee as an employee shall be retired in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option may be exercised until the earlier of such date of expiration or thirty
(30) days after the date of such retirement, to the extent to which the optionee was entitled to exercise such Option immediately prior to such retirement.

13. Employment Relationship; Consultant Relationship. An employment relationship
    ------------------------------------------------

between the Company and the optionee shall be deemed to exist during any period in which the optionee is employed by the Company. A consultant relationship between the Company and the optionee shall be deemed to exist during any period in which the optionee renders services as a consultant or otherwise on an independent contractor basis to the Company.

14. Requirements of Law.
    -------------------

    The Company shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the optionee or by the Company of any provision of any law, regulation or order of any governmental authority. Without limiting the generality of the foregoing, upon exercise of any Option, the Company shall not be required to issue such shares unless the Board of Directors has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act of 1933, as now in effect or hereafter amended (the "Act"), and under the applicable securities laws of any State, unless the Company has received an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, to the effect that such registration is not required. Any determination in this connection by the Board of Directors shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Act, the Company may imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Act or other applicable laws:

          "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."

    The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any other law, regulation or order of any governmental authority.

15. No Rights as Stockholder.  No optionee shall have rights as a stockholder
    ------------------------
with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 16 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

16. Employment Obligation.  The granting of any Option shall not impose upon
    ---------------------
the Company any obligation to employ or continue to employ, or to retain or to continue to retain the services of, any optionee; and the right of the Company to terminate the employment or services of any officer or other employee or consultant shall not be diminished or affected by reason of the fact that an Option has been granted to him.

17. Changes in the Company's Capital Structure.
    ------------------------------------------

          (a)  Rights of the Company. The existence of outstanding Options
               ---------------------
shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b)  Recapitalization, Stock Splits, and Dividends.  If the Company
               ---------------------------------------------
shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class, and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received as a result of the event requiring the adjustment had he exercised his Option in full immediately prior to such event; and (ii) the number and class of shares with respect to which Options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment.

          (c)  Merger of Company With No Change of Control.  After a merger of
               -------------------------------------------
one or more corporations into the Company, or after a consolidation of the Company with one or more corporations in which (i) the Company shall be the surviving corporation and (ii) the stockholders of the Company prior to such merger or consolidation hold at least fifty percent (50%) of the voting shares of the Company after such merger or consolidation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number of shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such Option shall be so exercised.

          (d)  Sale or Merger of Company Where Company Does Not Survive.  If the
               --------------------------------------------------------
Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if there is a merger or consolidation where the Company is the surviving corporation and the Stockholders of the Company prior to such merger or consolidation do not hold at least fifty percent (50%) of the voting shares of the Company after such merger or consolidation occurs, or if the Company is liquidated, or sells or otherwise disposes of substantially all its assets to another corporation while unexercised Options remain outstanding under the Plan,
(i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; (ii) the Board of Directors may accelerate the time for exercise of all unexercised and unexpired Options to and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board; or (iii) all outstanding Options may be cancelled by the Board of Directors as of the effective date of any such merger, consolidation, liquidation or sale provided that (x) notice of such cancellation shall be given to each holder of an Option and (y) each holder of an Option shall have the right to exercise such Option to the extent that the same is then exercisable or, if the Directors shall have accelerated the time for exercise of all unexercised and unexpired Options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or acquisition.

          (e)  Changes to Common Stock Subject to Options.  Except as
               ------------------------------------------
hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

18. Amendment or Termination of Plan.  The Board of Directors may modify,
    --------------------------------
revise or terminate this Plan at any time and from time to time, except that the class of employees and consultants eligible to receive Options and the aggregate number of shares issuable pursuant to this Plan shall not be changed or increased, other than by operation of Paragraph 16 hereof, without the consent of the stockholders of the Company; provided, however, that no amendment shall modify (within the meaning of Section 425(h) of the Code) any Incentive Stock Option outstanding on the date of such amendment.

19. Written Agreement.  Each Option granted hereunder shall be embodied in a
    -----------------
written option agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the President, any Vice President or the Treasurer of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Board of Directors in its discretion shall deem advisable.

20. Effective Date and Duration of Plan.  The Plan shall become effective upon
    -----------------------------------
its adoption by the Board of Directors, provided that the stockholders of the Company shall have approved the Plan within twelve (12) months prior to or following the adoption of the Plan by the Board of Directors. Options may not be granted under the Plan more than ten (10) years after said effective date. The Plan shall terminate (i) when the total amount of the Common Stock with respect to which Options may be granted shall have been issued upon the exercise of Options or (ii) by action of the Board of Directors pursuant to Paragraph 17 hereof, whichever shall first occur.

21. "Lockup" Agreement.  The Board of Directors may in its discretion specify
    ------------------
upon granting an Option that the Optionee shall agree for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company's securities), not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.

                                    *  *  *